UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2013

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

10653 South River Front Parkway, Suite 300
South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.               Entry into a Material Definitive Agreement.

On November 6, 2013, Headwaters amended its $70 million asset based loan credit facility (the “ABL”). The ABL amendment extended the maturity date of the ABL from October 2014 to October 2018, improves pricing under the facility and provides for additional flexibility for incurrence of debt, acquisitions, and investments. The amendment is filed as Exhibit 4.9.8 to this report.

Item 9.01. Financial Statements and Exhibits.

                           (d)              Exhibits

Exhibit No.	Description

4.9.8

Eighth Amendment to Loan and Security Agreement and Fifth Amendment to Guaranty and Security Agreement, dated as of November 6, 2013 among Headwaters, certain Headwaters subsidiaries and certain lenders named therein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Date: November 12, 2013	By:	/s/ Kirk A. Benson
	Name:	Kirk A. Benson
	Title:	Chief Executive Officer